                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22

    TRUST OFFICERS AND IMPORTANT ADDRESSES      25

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

---------------------------------------------------------------------------
NYSE Ticker Symbol                                               VTN
---------------------------------------------------------------------------
Six-month total return based on market price(1)                0.08%
---------------------------------------------------------------------------
Six-month total return based on NAV(2)                         2.02%
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                       7.00%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         11.74%
---------------------------------------------------------------------------
Net asset value                                               $16.14
---------------------------------------------------------------------------
Closing common stock price                                   $14.750
---------------------------------------------------------------------------
Six-month high common stock price (11/01/99)                 $15.375
---------------------------------------------------------------------------
Six-month low common stock price (12/28/99)                  $13.500
---------------------------------------------------------------------------
Preferred share rate(5)                                        4.30%
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  34.3%
- AA/Aa..............  26.7%
- A/A................  34.0%
- BBB/Baa............   5.0%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  38.9%
- AA/Aa..............  19.4%
- A/A................  19.8%
- BBB/Baa............  18.3%
- Non-Rated..........   3.6%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.083
12/99                                                                            0.083
1/00                                                                             0.083
2/00                                                                             0.083
3/00                                                                             0.086
4/00                                                                             0.086

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
General Purpose                                                            18.10                              22.60
Transportation                                                             13.70                              15.50
Public Building                                                            11.50                              10.90
Other Care                                                                  8.00                               8.70
Single-Family Housing                                                       8.00                               6.50

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1992 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/92                                                                      14.9100                            14.9100
                                                                          15.2800                            15.5000
                                                                          15.4300                            15.1250
                                                                          15.5000                            15.1250
3/93                                                                      16.4400                            16.2500
                                                                          16.9900                            16.3750
                                                                          17.6900                            16.7500
                                                                          17.5800                            16.5000
3/94                                                                      15.8500                            15.0000
                                                                          15.5800                            14.7500
                                                                          15.3400                            14.0000
                                                                          14.4900                            12.7500
3/95                                                                      15.7500                            14.2500
                                                                          16.0300                            14.5000
                                                                          16.2200                            14.1250
                                                                          17.1000                            14.5000
3/96                                                                      16.2900                            14.2500
                                                                          16.1000                            14.6250
                                                                          16.4500                            14.6250
                                                                          16.7100                            14.6250
3/97                                                                      16.3600                            14.3750
                                                                          16.8900                            15.3750
                                                                          17.2900                            15.6250
                                                                          17.5600                            16.8125
3/98                                                                      17.5300                            16.6250
                                                                          17.5400                            16.6875
                                                                          17.9500                            17.5000
                                                                          17.7500                            17.6875
3/99                                                                      17.6000                            17.3125
                                                                          16.9300                            16.3120
                                                                          16.6000                            15.8125
                                                                          16.1800                            14.1250
                                                                          16.3700                            14.6250
4/00                                                                      16.1400                            14.7500

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DENNIS S. PIETRZAK, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   HOW WOULD YOU DESCRIBE NEW
    YORK'S ECONOMIC AND MUNICIPAL MARKET ENVIRONMENT DURING THE PERIOD?

A   Strong economic gains, particularly
in New York City, contributed to rising state tax revenues and helped build general fund surpluses. Improved fiscal management has led to increased financial reserves, which might be used to reduce outstanding debt. Momentum in the state economy continues to be driven by New York City and the metropolitan area, though upstate counties and cities have recently shown a pick-up in economic activity. Though overall issuance is down, New York continued to be one of the most active municipal markets, ranking second in the nation for bond sales volume in 1999 and in the first quarter of 2000.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers New York Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.50 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did, however, maintain significant concentrations in certain sectors, including general purpose, transportation, and public building bonds, each of which represented more than 11 percent of the portfolio's long-term investments.

    Many of our portfolio-management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned 0.08 percent based on market price. At the same time, the Trust's market price decreased from $15.25 per share on October 31, 1999, to $14.75 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers New York Municipal Bond Index) was 2.77 percent for the same period.

    In addition, the Trust's dividend was increased to $0.086 per share, up from $0.083 per share, in March 2000 reflecting a slight increase in the Trust's income stream. This monthly tax-exempt dividend translates to a distribution rate of 7.00 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal and New York income taxes, this distribution rate is equivalent to a yield of 11.74 percent for an investor in the 40.4 percent combined federal and state income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                       MARKET
 (000)                 DESCRIPTION                 COUPON      MATURITY      VALUE
          MUNICIPAL BONDS  101.0%
          NEW YORK  91.0%
$3,000    Cohoes, NY Indl Dev Agy Indl Dev Rev
          Norlite Corp Proj Ser B (Prerefunded @
          05/01/02).............................       6.750%  05/01/09   $  3,153,930
 3,870    Grand Cent Dist Mgmt Assn Inc NY
          Business Impt Dist Cap Impt
          (Prerefunded @ 01/01/02) (b)..........       6.500   01/01/22      4,048,717
 1,115    Groton, NY Cmnty Hlthcare Cent Inc
          Hlthcare Fac Rev Groton Cmnty Ser A
          (FHA Gtd).............................       7.450   07/15/21      1,222,073
 5,000    Long Island Pwr Auth NY Cap Apprec
          (FSA Insd) (a)........................      *        06/01/19      1,624,850
 2,295    Metropolitan Tran Auth NY Svcs
          Contract Commuter Fac Ser O...........       5.750   07/01/07      2,342,736
 2,000    Metropolitan Tran Auth NY Svcs
          Contract Tran Fac Ser 5 Rfdg..........       7.000   07/01/12      2,082,300
 6,940    New York City Cap Apprec Ser I
          (Escrowed to Maturity) (FSA Insd).....      *        08/01/01      6,532,900
   960    New York City Cap Apprec Ser I (FSA
          Insd).................................      *        08/01/01        903,686
 2,500    New York City Indl Dev Agy Civic Fac
          Rev The Lighthouse Inc. (Prerefunded @
          07/01/02) (LOC: Chase Manhattan
          Bank).................................       6.500   07/01/22      2,628,750
 3,200    New York, NY City Muni Wtr Fin Auth
          Wtr & Swr Sys Rev Ser A (FGIC Insd)...       4.750   06/15/31      2,604,448
 3,900    New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser B (FSA Insd)..........       5.250   06/15/29      3,487,068
 2,000    New York City Ser A...................       7.000   08/01/04      2,136,900

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                 DESCRIPTION                 COUPON      MATURITY      VALUE
          NEW YORK (CONTINUED)
$3,335    New York City Ser B...................       6.600%  10/01/16   $  3,440,119
 2,000    New York City Ser B (Prerefunded @
          10/01/02).............................       6.600   10/01/16      2,105,540
    10    New York City Ser D...................       7.500   02/01/16         10,524
 2,005    New York City Ser D (Prerefunded @
          02/01/02).............................       7.500   02/01/16      2,124,257
     5    New York City Ser D...................       7.500   02/01/17          5,262
   995    New York City Ser D (Prerefunded @
          02/01/02).............................       7.500   02/01/17      1,054,183
 2,300    New York City Ser G Rfdg..............       5.700   08/01/08      2,341,515
 5,000    New York City Ser H...................       5.000   03/15/29      4,206,650
 1,000    New York City Subser A1 (Embedded
          Swap) (c) (d)......................... 3.830/5.750   08/01/12      1,000,790
 2,000    New York St Dorm Auth Rev City Univ
          Sys Cons Third Genl 1 (FSA Insd)......       5.500   07/01/29      1,887,760
 1,500    New York St Dorm Auth Rev Court Fac
          Lease Ser A...........................       5.375   05/15/16      1,390,365
 2,500    New York St Dorm Auth Rev Grace Manor
          Hlthcare Fac..........................       6.150   07/01/18      2,550,700
 1,250    New York St Dorm Auth Rev Hosp NY &
          Presbyterian (AMBAC Insd).............       4.750   08/01/27      1,025,450
 4,460    New York St Dorm Auth Rev Mtg KMH
          Homes Inc. (FHA Gtd)..................       6.950   08/01/31      4,624,574
 1,835    New York St Dorm Auth Rev NY Pub Lib
          Ser A (MBIA Insd).....................      *        07/01/02      1,648,986
 1,910    New York St Dorm Auth Rev NY Pub Lib
          Ser A (MBIA Insd).....................      *        07/01/03      1,629,536
 1,000    New York St Dorm Auth Rev NY Univ Ser
          A (AMBAC Insd) (a)....................       5.250   07/01/06        999,190
 1,000    New York St Dorm Auth Rev NY Univ Ser
          A (AMBAC Insd) (a)....................       5.250   07/01/07        997,620
 1,000    New York St Dorm Auth Rev Nyack Hosp
          Rfdg..................................       6.250   07/01/13        945,790
 1,000    New York St Dorm Auth Rev St Univ Edl
          Fac 1989 Res (MBIA Insd)..............       6.000   05/15/15      1,041,350

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                 DESCRIPTION                 COUPON      MATURITY      VALUE
          NEW YORK (CONTINUED)
$5,010    New York St Dorm Auth Rev St Univ Edl
          Fac Ser B Rfdg........................       5.250%  05/15/19   $  4,691,915
 1,500    New York St Energy Resh & Dev Auth Gas
          Fac Rev Brooklyn Union Gas Ser B (MBIA
          Insd).................................       6.750   02/01/24      1,571,010
 4,000    New York St Energy Resh & Dev Auth Gas
          Fac Rev Brooklyn Union Gas Ser C (MBIA
          Insd) (b).............................       5.600   06/01/25      3,766,440
   800    New York St Environmental Fac Corp
          Pollutn Ctl Rev St Wtr Rev............       6.600   06/15/09        854,488
 1,200    New York St Environmental Fac Corp
          Pollutn Ctl Rev St Wtr Rev
          (Prerefunded @ 06/15/04)..............       6.600   06/15/09      1,284,744
 3,500    New York St Hsg Fin Agy Rev
          Multi-Family Hsg Secured Mtg Pgm Ser
          A.....................................       7.050   08/15/24      3,649,205
 1,860    New York St Hsg Fin Agy Rev
          Multi-Family Hsg Secured Mtg Pgm Ser
          C.....................................       6.950   08/15/24      1,899,060
 4,675    New York St Med Care Fac Fin Agy Rev
          Hosp & Nursing Home Methodist Ser A
          (Prerefunded @ 08/15/02) (FHA Gtd)....       6.700   08/15/23      4,920,671
   935    New York St Med Care Fac Fin Agy Rev
          Long Term Hlthcare Ser A (FSA Insd)...       6.800   11/01/14        981,049
 2,050    New York St Med Care Fac Fin Agy Rev
          Saint Peter's Hosp Proj Ser A (AMBAC
          Insd).................................       5.375   11/01/20      1,912,548
 3,735    New York St Med Care Facs Fin Agy Rev
          Hosp & Nursing Ser B..................       6.950   02/15/32      3,937,624
   765    New York St Med Care Facs Fin Agy Rev
          Hosp & Nursing Ser B (Prerefunded @
          02/15/02).............................       6.950   02/15/32        806,501

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                 DESCRIPTION                 COUPON      MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,000    New York St Mtg Agy Rev Homeowner Mtg
          Ser 42................................       6.400%  10/01/20   $  2,030,960
 1,755    New York St Mtg Agy Rev Homeowner Mtg
          Ser 52................................       6.100   04/01/26      1,755,878
 5,500    New York St Mtg Agy Rev Homeowner Mtg
          Ser 71................................       5.400   04/01/29      4,960,340
 4,750    New York St Mtg Agy Rev Homeowner Mtg
          Ser 79................................       5.300   04/01/29      4,215,245
 1,000    New York St Muni Bond Bk Agy Spl Pgm
          Rev Buffalo Ser A.....................       6.875   03/15/06      1,039,470
 2,000    New York St Thruway Auth Svc Contract
          Rev Loc Hwy & Brdg....................       5.750   04/01/08      2,042,620
 2,000    New York St Urban Dev Corp Rev
          Correctional Facs Svc Contract Ser B
          (AMBAC Insd)..........................       4.750   01/01/28      1,646,880
 2,500    New York St Urban Dev Corp Rev
          Correctional Facs Ser A Rfdg..........       5.500   01/01/14      2,467,900
 1,625    New York St Urban Dev Corp Rev Proj
          Cent for Indl Innovation Rfdg.........       5.500   01/01/13      1,610,976
20,000    New York St Urban Dev Corp Rev St
          Office South Mall Ser A...............      *        01/01/11     10,168,600
 4,500    Port Auth NY & NJ Cons 97th Ser (FGIC
          Insd) (b).............................       6.650   01/15/23      4,687,200
 2,000    Port Auth NY & NJ Delta Airls Inc Proj
          Ser 1R................................       6.950   06/01/08      2,098,620
 2,500    Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd).................................       5.750   12/01/25      2,423,375
 2,205    Rensselaer, NY Hsg Auth Multi-Family
          Rev Mtg Renwyck Pl Ser A..............       7.650   01/01/11      2,366,935
 2,035    Rensselaer, NY Hsg Auth Multi-Family
          Rev Mtg Van Rensselaer Heights Ser
          A.....................................       7.750   01/01/11      2,184,165
 1,825    Syracuse, NY Ctfs Partn Syracuse
          Hancock Intl Arpt.....................       6.625   01/01/12      1,891,375
                                                                          ------------
                                                                           145,664,313
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                 DESCRIPTION                 COUPON      MATURITY      VALUE
          GUAM  3.9%
$2,000    Guam Arpt Auth Rev Ser B..............       6.400%  10/01/05   $  2,072,440
 3,000    Guam Govt Ltd Oblig Hwy Ser A (FSA
          Insd).................................       6.250   05/01/07      3,131,160
 1,000    Guam Pwr Auth Rev Ser A (Prerefunded @
          10/01/04).............................       6.625   10/01/14      1,086,270
                                                                          ------------
                                                                             6,289,870
                                                                          ------------
          PUERTO RICO  5.5%
 5,000    Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser Y Rfdg (FSA Insd).........       6.250   07/01/21      5,383,450
 2,250    Puerto Rico Comwlth Pub Impt
          (Prerefunded @ 07/01/02)..............       6.800   07/01/21      2,384,370
 1,000    Puerto Rico Pub Bldgs Auth Rev Gtd Ser
          K (Prerefunded @ 07/01/02) (b)........       6.875   07/01/21      1,061,250
                                                                          ------------
                                                                             8,829,070
                                                                          ------------
          U. S. VIRGIN ISLANDS  0.6%
 1,000    Virgin Islands Pub Fin Auth Rev Gross
          Rcpts Taxes Ln Nt Ser A (ACA Insd)....       6.125   10/01/29        991,860
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  101.0%
  (Cost $154,816,548)..................................................    161,775,113
SHORT-TERM INVESTMENTS  0.1%
  (Cost $100,000)......................................................        100,000
                                                                          ------------

TOTAL INVESTMENTS  101.1%
  (Cost $154,916,548)..................................................    161,875,113
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1%)..........................     (1,725,146)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $160,149,967
                                                                          ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) An Embedded Cap security includes a cap strike level such that coupon payment may be supplemented by cap payments if the floating rate index upon which it is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(d) Security converts to a fixed coupon rate at a predetermined date.

ACA--American Capital Access
AMBAC-- AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $154,916,548).......................  $161,875,113
Cash........................................................        26,758
Interest Receivable.........................................     2,357,679
Other.......................................................         9,963
                                                              ------------
    Total Assets............................................   164,269,513
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,729,750
  Investment Advisory Fee...................................        85,911
  Income Distributions -- Common and Preferred Shares.......        78,038
  Administrative Fee........................................        26,434
  Affiliates................................................         8,934
Trustees' Deferred Compensation and Retirement Plans........       107,422
Accrued Expenses............................................        83,057
                                                              ------------
    Total Liabilities.......................................     4,119,546
                                                              ------------
NET ASSETS..................................................  $160,149,967
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 60,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,203,651 shares issued and
  outstanding)..............................................        62,037
Paid in Surplus.............................................    91,279,413
Net Unrealized Appreciation.................................     6,958,565
Accumulated Undistributed Net Investment Income.............     1,044,284
Accumulated Net Realized Gain...............................       805,668
                                                              ------------
    Net Assets Applicable to Common Shares..................   100,149,967
                                                              ------------
NET ASSETS..................................................  $160,149,967
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($100,149,967 divided by
  6,203,651 shares outstanding).............................  $      16.14
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,913,968
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      519,530
Administrative Fee..........................................      159,856
Preferred Share Maintenance.................................       80,832
Custody.....................................................        7,860
Legal.......................................................        4,162
Trustees' Fees and Related Expenses.........................        3,238
Other.......................................................       77,808
                                                              -----------
    Total Expenses..........................................      853,286
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,060,682
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain...........................................  $   831,711
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,726,243
  End of the Period.........................................    6,958,565
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,767,678)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (935,967)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 3,124,715
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000 and the Year Ended
October 31, 1999 (Unaudited)

                                                         SIX MONTHS
                                                           ENDED            YEAR ENDED
                                                       APRIL 30, 2000    OCTOBER 31, 1999
                                                       ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $  4,060,682       $  8,054,785
Net Realized Gain/Loss................................       831,711            (26,043)
Net Unrealized Depreciation During the Period.........    (1,767,678)        (9,455,573)
                                                        ------------       ------------
Change in Net Assets from Operations..................     3,124,715         (1,426,831)
                                                        ------------       ------------

Distributions from Net Investment Income:
  Common Shares.......................................    (3,126,640)        (5,930,554)
  Preferred Shares....................................    (1,120,392)        (1,920,787)
                                                        ------------       ------------
                                                          (4,247,032)        (7,851,341)
                                                        ------------       ------------

Distributions from Net Realized Gain:
  Common Shares.......................................           -0-            (28,213)
  Preferred Shares....................................           -0-             (9,800)
                                                        ------------       ------------
                                                                 -0-            (38,013)
                                                        ------------       ------------
Total Distributions...................................    (4,247,032)        (7,889,354)
                                                        ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (1,122,317)        (9,316,185)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestments.......................................           -0-             47,424
                                                        ------------       ------------
TOTAL DECREASE IN NET ASSETS..........................    (1,122,317)        (9,268,761)
NET ASSETS:
Beginning of the Period...............................   161,272,284        170,541,045
                                                        ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,044,284 and $1,230,634,
  respectively).......................................  $160,149,967       $161,272,284
                                                        ============       ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                       SIX MONTHS
                                                         ENDED
                                                       APRIL 30,     -------------------
                                                          2000        1999        1998
                                                       ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).......     $16.324      $17.826    $ 17.332
                                                        -------      -------    --------
  Net Investment Income............................        .655        1.299       1.293
  Net Realized and Unrealized Gain/Loss............       (.150)      (1.528)       .514
                                                        -------      -------    --------
Total from Investment Operations...................        .505        (.229)      1.807
                                                        -------      -------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders....................        .504         .956        .944
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................        .181         .310        .335
  Distributions from Net Realized Gain:
    Paid to Common Shareholders....................         -0-         .005        .025
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders....................         -0-         .002        .009
                                                        -------      -------    --------
Total Distributions................................        .685        1.273       1.313
                                                        -------      -------    --------
Net Asset Value, End of the Period.................     $16.144      $16.324    $ 17.826
                                                        =======      =======    ========

Market Price Per Share at End of the Period........     $14.750      $15.250    $17.6875
Total Investment Return at Market Price (b)........       0.08%*      -8.73%      20.29%
Total Return at Net Asset Value (c)................       2.02%*      -3.26%       8.69%
Net Assets at End of the Period (In millions)......     $ 160.1      $ 161.3    $  170.5
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)(2)..........................       1.70%        1.68%       1.66%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (e)...........       5.86%        5.72%       5.45%
Portfolio Turnover.................................         17%*          4%          1%
 * Non-Annualized
 (1) If certain expenses had not been assumed by the investment adviser for the period ended October 31, 1992, the annualized ratios of expenses to average net assets applicable to common shares, expenses to average net assets including preferred shares and net investment income to average net assets applicable to common shares would have been 1.58%, 1.10% and 5.19%, respectively.
 (2) Ratio of Expenses to Average Net Assets
     Including Preferred Shares....................       1.07%        1.07%       1.07%

(a) Net Asset Value at March 27, 1992 is adjusted for common and preferred share offering costs of $.258 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances.

(e) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                          MARCH 27, 1992
                                                          (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                    OF INVESTMENT
-----------------------------------------------------     OPERATIONS) TO
       1997      1996      1995      1994      1993      OCTOBER 31, 1992
--------------------------------------------------------------------------
     $ 16.634   $16.487   $14.801   $17.621   $14.812        $14.742
     --------   -------   -------   -------   -------        -------
        1.284     1.302     1.303     1.337     1.352           .607
         .695      .097     1.783    (2.869)    2.766           .027
     --------   -------   -------   -------   -------        -------
        1.979     1.399     3.086    (1.532)    4.118           .634
     --------   -------   -------   -------   -------        -------
         .900      .900     1.000     1.020     1.020           .425
         .337      .352      .384      .268      .289           .139
         .032       -0-      .013       -0-       -0-            -0-
         .012       -0-      .003       -0-       -0-            -0-
     --------   -------   -------   -------   -------        -------
        1.281     1.252     1.400     1.288     1.309           .564
     --------   -------   -------   -------   -------        -------
     $ 17.332   $16.634   $16.487   $14.801   $17.621        $14.812
     ========   =======   =======   =======   =======        =======

     $15.5625   $14.625   $14.375   $13.125   $17.125        $15.000
       13.08%     8.09%    17.49%   -18.07%    21.52%          2.79%*
       10.12%     6.50%    18.88%   -10.55%    26.50%          1.48%*
     $  167.5   $ 163.2   $ 162.2   $ 151.8   $ 169.3        $ 151.8
        1.70%     1.73%     1.78%     1.70%     1.62%          1.49%(1)
        5.63%     5.78%     5.89%     6.55%     6.45%          5.28%(1)
           8%       20%       54%       38%       18%            24%*

        1.08%     1.09%     1.10%     1.07%     1.02%          1.03%(1)

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade New York Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $26,043 which will expire on October 31, 2007.

    At April 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $154,916,548; the aggregate gross unrealized appreciation is $7,283,102 and the aggregate gross unrealized depreciation is $324,537, resulting in net unrealized appreciation on long- and short-term investments of $6,958,565.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $1,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $8,100 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 2000 and October 31, 1999, common shares paid in surplus aggregated $91,279,413. Transactions in common shares were as follows:

                                                        SIX MONTHS
                                                          ENDED            YEAR ENDED
                                                      APRIL 30, 2000    OCTOBER 31, 1999
Beginning Shares....................................    6,203,651          6,200,987
Shares Issued Through Dividend Reinvestment.........          -0-              2,664
                                                        ---------          ---------
Ending Shares.......................................    6,203,651          6,203,651
                                                        =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $27,740,133 and $27,351,526, respectively.

5. PREFERRED SHARES

As of April 30, 2000, the Trust has outstanding 2,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2000, was 4.300%. During the six months ended April 30, 2000, the rates ranged from 3.200% to 4.300%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE
NEW YORK MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.